UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	January 3, 2008

LEGG MASON, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-8529	52-1200960

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 Light Street, Baltimore, Maryland	21202

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(410) 539-0000

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01		Entry into a Material Definitive Agreement.

(a)

On January 3, 2008, Legg Mason, Inc. (the "Company"), as Borrower; Citibank, N.A., as Administrative Agent ("Citibank"); and the other banks thereto, entered into Amendment No.1 and Amendment No. 2 (the "Amendments") to the unsecured Five-Year Revolving Credit Agreement dated October 14, 2005 (as amended, the "Credit Agreement") between the Company; Citibank; Citigroup Global Markets Inc., as Lead Arranger and Book Manager; and Bank of America, N.A., JPMorgan Chase Bank, N.A., The Bank of New York and Deutsche Bank AG New York Branch, as Co-Syndication Agents; and the other banks thereto (collectively, the "Lenders"), to provide the Company with the ability to procure letters of credit in an amount not to exceed $150 million, subject to amounts being available under the Credit Agreement and to increase the maximum amount that the Company may borrow thereunder by $500 million to an aggregate amount of $1 billion. The Amendments also increased the facility fees and the interest rate paid by the Company under the Credit Agreement and provide for the payment of certain fees in connection with the Amendments. The revolving credit facility will be payable in full at maturity on December 1, 2010.

(b)

On January 3, 2008, the Company, Citibank and the other banks thereto, entered into Amendment No. 1 to the unsecured Term Loan Agreement dated October 14, 2005 (the "Term Loan Agreement") between the Company and the Lenders to increase the interest rate paid by the Company thereunder and to provide for the payment of certain fees in connection with such amendment.

The foregoing descriptions of the Amendments and the amendment to the Term Loan Agreement do not purport to be complete and are qualified in their entirety by reference to the amendment and agreement documents, which are filed as exhibits hereto and incorporated herein by reference.

Item 2.03		Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a)

As disclosed in Item 1.01(a) above, which disclosure is incorporated herein by reference, the Company has amended the Credit Agreement to increase the maximum amount that it may borrow thereunder by $500 million to $1 billion. The Company intends to use the proceeds of the additional loan amount, when and if the loan amounts are borrowed, for working capital and general corporate purposes. The aggregate amount of the credit facility under the Credit Agreement will not exceed $1 billion and is payable in full at maturity on December 1, 2010. The Company provides standard covenants in the Credit Agreement, including that (i) the Company maintain a ratio of consolidated outstanding debt to consolidated earnings before interest, taxes, depreciation and amortization that is no greater than 2.5 to 1, and (ii) the Company maintain a ratio of consolidated earnings before interest, taxes, depreciation and amortization to cash interest payable on all of its outstanding debt of at least 4 to 1. The Credit Agreement also contains standard events of default, the occurrence of which may trigger an acceleration of amounts outstanding under the loan or reimbursement obligations pursuant to letters of credit, including (i) aggregate payment defaults by the Company on at least $50 million in other indebtedness, and (ii) failures by the Company to pay unstayed judgments or court orders in an aggregate amount in excess of $50 million.

Item 9.01		Financial Statements and Exhibits.

	(d)	Exhibits

		Exhibit No.	Subject Matter

10.1

5-Year Revolving Credit Agreement, dated as of October 14, 2005, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; Citigroup Global Markets Inc., as Lead Arranger and Book Manager; and Bank of America, N.A., JPMorgan Chase Bank, N.A., The Bank of New York and Deutsche Bank AG New York Branch, as Co-Syndication Agents; and the other banks thereto (incorporated by reference to the Company's Current Report on Form 8-K for the event on October 14, 2005)

10.2

Term Loan Agreement, dated as of October 14, 2005, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; Citigroup Global Markets Inc., as Lead Arranger and Book Manager; and Bank of America, N.A., JPMorgan Chase Bank, N.A., The Bank of New York and Deutsche Bank AG New York Branch, as Co-Syndication Agents; and the other banks thereto (incorporated by reference to the Company's Current Report on Form 8-K for the event on October 14, 2005)

10.3

Amendment No. 1 to the 5-Year Revolving Credit Agreement, dated as of January 3, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto, filed herewith

10.4

Amendment No. 2 to the 5-Year Revolving Credit Agreement, dated as of January 3, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto, filed herewith

		10.5	Amendment No. 1 to the Term Loan Agreement, dated as of January 3, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto, filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGG MASON, INC.
(Registrant)

Date: January 7, 2008	By:	/s/ Thomas P. Lemke

Thomas P. Lemke
Senior Vice President and General Counsel

LEGG MASON, INC.

EXHIBIT INDEX

Exhibit No.	Subject Matter

10.1

5-Year Revolving Credit Agreement, dated as of October 14, 2005, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; Citigroup Global Markets Inc., as Lead Arranger and Book Manager; and Bank of America, N.A., JPMorgan Chase Bank, N.A., The Bank of New York and Deutsche Bank AG New York Branch, as Co-Syndication Agents; and the other banks thereto (incorporated by reference to the Company's Current Report on Form 8-K for the event on October 14, 2005)

10.2

Term Loan Agreement, dated as of October 14, 2005, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; Citigroup Global Markets Inc., as Lead Arranger and Book Manager; and Bank of America, N.A., JPMorgan Chase Bank, N.A., The Bank of New York and Deutsche Bank AG New York Branch, as Co-Syndication Agents; and the other banks thereto (incorporated by reference to the Company's Current Report on Form 8-K for the event on October 14, 2005)

10.3

Amendment No. 1 to the 5-Year Revolving Credit Agreement, dated as of January 3, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto, filed herewith

10.4

Amendment No. 2 to the 5-Year Revolving Credit Agreement, dated as of January 3, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto, filed herewith

10.5	Amendment No. 1 to the Term Loan Agreement, dated as of January 3, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto, filed herewith